UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2008

Vision-Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-20970	13-3430173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	40 Ramland Road South Orangeburg, NY	10962
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 365-0600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14[a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On December 31, 2008 Vision-Sciences, Inc. and Ramland Realty Associates L.L.C. signed a Surrender and Acceptance Agreement which cancelled the lease between them dated May 1, 2008 with respect to the facility located at One Ramland Road, Orangeburg, New York. Vision-Sciences, Inc. never occupied the facility and no payments were made or received in connection with the lease.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained herein shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1            Surrender And Acceptance Agreement dated as of December 31, 2008 between Vision-Sciences, Inc. and Ramland Realty Associates LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Vision-Sciences, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION-SCIENCES, INC.

By:	/s/Ron Hadani
	Name:	Ron Hadani
	Title:	President and Chief Executive Officer

Date:  January 5, 2009